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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2005

                           CIPHERGEN BIOSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                   000-31617            33-059-5156
 (State or other jurisdiction of     [Commission         (I.R.S. Employer
 incorporation or organization)      File Number]     Identification Number)

                              6611 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)

                                 (510) 505-2100
              (Registrant's telephone number, including area code)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 8, 2005, Ciphergen Biosystems, Inc. issued a press release announcing financial results for its fiscal second quarter ended June 30, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release issued by Ciphergen Biosystems, Inc. on
                August 8, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CIPHERGEN BIOSYSTEMS, INC.
                                                     (Registrant)

Date:  August 9, 2005                                By: /S/ WILLIAM E. RICH
                                                         -----------------------
                                                         William E. Rich
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                                  DESCRIPTION
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   99.1         Press Release issued by Ciphergen Biosystems, Inc. on
                August 8, 2005